PRINCIPAL UNDERWRITING AGREEMENT

THIS PRINCIPAL UNDERWRITING AGREEMENT, is between INTERNATIONAL GROWTH AND INCOME FUND, INC., a Maryland corporation (the "Fund"), and AMERICAN FUNDS DISTRIBUTORS, INC., a California corporation (the "Distributor").

W I T N E S S E T H:

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified investment company which offers fifteen classes of shares of common stock, designated as Class A shares, Class B shares, Class C shares, Class F-1 shares, Class F-2 shares, Class 529-A shares, Class 529-B shares, Class 529-C shares, Class 529-E shares, Class 529-F-1 shares, Class R-1 shares, Class R-2 shares, Class R-3 shares, Class R-4 shares, and Class R-5 shares, and it is a part of the business of the Fund, and affirmatively in the interest of the Fund, to offer shares of the Fund either from time to time or continuously as determined by the Fund's officers subject to authorization by its Board of Directors; and

WHEREAS, the Distributor is engaged in the business of promoting the distribution of shares of investment companies through securities broker-dealers; and

WHEREAS, the Fund and the Distributor wish to enter into an agreement with each other to promote the distribution of the shares of the Fund and of all series or classes of the Fund which may be established in the future;

NOW, THEREFORE, the parties agree as follows:

1.    (a)         The Distributor shall be the exclusive principal underwriter for the sale of the shares of the Fund and of each series or class of the Fund which may be established in the future, except as otherwise provided pursuant to the following subsection (b).  The terms "shares of the Fund" or "shares" as used herein shall mean shares of common stock of the Fund and each series or class which may be established in the future and become covered by this Agreement in accordance with Section 31 of this Agreement.

(b)         The Fund may, upon 60 days written notice to the Distributor, from time to time designate other principal underwriters of its shares with respect to areas other than the North American continent, Hawaii, Puerto Rico, and such countries or other jurisdictions as to which the Fund may have expressly waived in writing its right to make such designation.  In the event of such designation, the right of the Distributor under this Agreement to sell shares in the areas so designated shall terminate, but this Agreement shall remain otherwise in full force and effect until terminated in accordance with the other provisions hereof.

2.      In the sale of shares of the Fund, the Distributor shall act as agent of the Fund except in any transaction in which the Distributor sells such shares as a dealer to the public, in which event the Distributor shall act as principal for its own account.

3.      The Fund shall sell shares only through the Distributor, except that the Fund may, to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder or pursuant thereto, at any time:

(a)  issue shares to any corporation, association, trust, partnership or other organization, or its, or their, security holders, beneficiaries or members, in connection with a merger, consolidation or reorganization to which the Fund is a party, or in connection with the acquisition of all or substantially all the property and assets of such corporation, association, trust, partnership or other organization;

(b)  issue shares at net asset value to the holders of shares of capital stock or beneficial interest of other investment companies served as investment adviser by any affiliated company or companies of The Capital Group Companies, Inc., to the extent of all or any portion of amounts received by such shareholders upon redemption or repurchase of their shares by the other investment companies;

(c)  issue shares at net asset value to its shareholders in connection with the reinvestment of dividends paid and other distributions made by the Fund;

(d)  issue shares at net asset value to persons entitled to purchase shares at net asset value without sales charge or contingent deferred sales charge as described in the Fund's current Registration Statement in effect under the Securities Act of 1933, as amended, for each series issued by the Fund at the time of such offer or sale.

4.      The Distributor shall devote its best efforts to the sale of shares of the Fund and shares of any other mutual funds served as investment adviser by affiliated companies of The Capital Group Companies, Inc., and insurance contracts funded by shares of such mutual funds, for which the Distributor has been authorized to act as principal underwriter for the sale of shares.  The Distributor shall maintain a sales organization suited to the sale of shares of the Fund and shall use its best efforts to effect such sales in jurisdictions as to which the Fund shall have expressly waived in writing its right to designate another principal underwriter pursuant to subsection 1(b) hereof, and shall effect and maintain appropriate qualification to do so in all those jurisdictions in which it sells or offers shares for sale and in which qualification is required.

5.      Within the United States of America, all dealers to whom the Distributor shall offer and sell shares must be duly licensed and qualified to sell shares of the Fund.  Shares sold to dealers shall be for resale by such dealers only at the public offering price set forth in the current Prospectus of the Fund's Registration Statement in effect under the Securities Act of 1933, as amended ("Prospectus").  The Distributor shall not, without the consent of the Fund, sell or offer for sale any shares of a series or class issued by the Fund other than as principal underwriter pursuant to this Agreement.
6.      In its sales to dealers, it shall be the responsibility of the Distributor to insure that such dealers are appropriately qualified to transact business in the shares under applicable laws, rules and regulations promulgated by such national, state, local or other governmental or quasi-governmental authorities as may in a particular instance have jurisdiction.

7.      The applicable public offering price of shares shall be the price which is equal to the net asset value per share, as shall be determined by the Fund in the manner and at the time or times set forth in and subject to the provisions of the Prospectus of the Fund.

8.      All orders for shares received by the Distributor shall, unless rejected by the Distributor or the Fund, be accepted by the Distributor immediately upon receipt and confirmed at an offering price determined in accordance with the provisions of the Prospectus and the 1940 Act, and applicable rules in effect thereunder.  The Distributor shall not hold orders subject to acceptance nor otherwise delay their execution.  The provisions of this Section shall not be construed to restrict the right of the Fund to withhold shares from sale under Section 26 hereof.

9.      The Fund or its transfer agent shall be promptly advised of all orders received, and shall cause shares to be issued upon payment therefor in New York or Los Angeles Clearing House Funds.

10.     The Distributor shall adopt and follow procedures as approved by the officers of the Fund for the confirmation of sales to dealers, the collection of amounts payable by dealers on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the Securities and Exchange Commission or the Financial Industry Regulatory Authority ("FINRA"), as such requirements may from time to time exist.

11.     The Distributor, as principal underwriter under this Agreement for Class A shares, shall receive (i) that part of the sales charge which is retained by the Distributor after allowance of discounts to dealers, unless waived by the Distributor for certain qualified fee-based programs, as set forth in the Prospectus of the Fund, and (ii) amounts payable to the Distributor pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class A shares.

12.     The Distributor, as principal underwriter under this agreement for Class B shares shall receive (i) distribution fees as commissions for the sale of Class B shares and contingent deferred sales charges ("CDSC") (as defined below), as set forth in the Fund's Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average net asset value of Class B shares pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class B shares (the "Class B Plan").

(a)  In accordance with the Class B Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Fund shall pay to the Distributor or, at the Distributor's direction, to a third-party, monthly in arrears on or prior to the 10th business day of the following calendar month, the Distributor's Allocable Portion (as defined below) of a fee (the "Distribution Fee") which shall accrue daily in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Class B shares of the Fund outstanding on such day. The Fund agrees to withhold from redemption proceeds of the Class B shares, the Distributor's Allocable Portion of any CDSCs payable with respect to the Class B shares, as provided in the Fund's Prospectus, and to pay the same over to the Distributor or, at the Distributor's direction to a third-party, at the time the redemption proceeds are payable to the holder of such shares redeemed.  Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class B Plan.

(b)  For purposes of this Agreement, the term "Allocable Portion" of Distribution Fees and CDSCs payable with respect to Class B shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule A.

(c)  The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each "Commission Share" (as defined in the Allocation Schedule attached hereto as Schedule A) upon the settlement date of such Commission Share taken into account in determining the Distributor's Allocable Portion of Distribution Fees.

(d)  The provisions set forth in Section 1 of the Class B Plan (in effect on the date hereof) relating to Class B shares, together with the related definitions are hereby incorporated into this Section 12 by reference with the same force and effect as if set forth herein in their entirety.

13.     The Distributor, as principal underwriter under this agreement for Class C shares shall receive (i) distribution fees as commissions for the sale of Class C shares and CDSCs, as set forth in the Fund's Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average net asset value of Class C shares pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class C shares (the "Class C Plan").

(a)  In accordance with the Class C Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Fund shall pay to the Distributor, no more frequently than monthly in arrears within 30 days of receipt of an invoice for payment, the Distributor's Allocable Portion (as defined below) of a fee (the "Distribution Fee") which shall accrue daily in an amount equal to the daily equivalent of 0.75% per annum of the net asset value of the Class C shares outstanding on such day.  The Fund agrees to withhold from redemption proceeds of the Class C shares, the Distributor's Allocable Portion of any CDSCs payable with respect to the Class C shares, as provided in the Fund's Prospectus and to pay the same over to the Distributor, or, at the Distributor's direction to a third party, at the time the redemption proceeds are payable to the holder of such shares redeemed.  Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class C Plan.

(b)  For purposes of this Agreement, the term "Allocable Portion" of Distribution Fees and CDSCs payable with respect to Class C shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule B.

(c)  The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each "Commission Share" (as defined in the Allocation Schedule attached hereto as Schedule B) upon the settlement date of such Commission Share taken into account in determining the Distributor's Allocable Portion of Distribution Fees.

(d)  The provisions set forth in Section 1 of the Class C Plan (in effect on the date hereof) relating to Class C shares, together with the related definitions are hereby incorporated into this Section 13 by reference with the same force and effect as if set forth herein in their entirety.

14.     The Distributor, as principal underwriter under this agreement for Class F-1 shares, shall receive shareholder service fees at the rate of 0.25% per annum of the average net asset value of Class F-1 shares pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class F-1 shares (the "Class F-1 Plan").

15.     The Distributor, as principal underwriter under this Agreement for Class F-2 shares, shall receive no compensation.

16.     The Distributor, as principal underwriter under this Agreement for Class 529-A shares, shall receive (i) that part of the sales charge which is retained by the Distributor after allowance of discounts to dealers, unless waived by the Distributor for certain qualified fee-based programs, as set forth in the Prospectus of the Fund, and (ii) amounts payable to the Distributor pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-A shares.

17.     The Distributor, as principal underwriter under this agreement for Class 529-B shares shall receive (i) distribution fees as compensation for the sale of Class 529-B shares and CDSCs, as set forth in the Fund's Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average net asset value of Class 529-B shares pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-B shares (the "Class    529-B Plan").

(a)  In accordance with the Class 529-B Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Fund shall pay to the Distributor or, at the Distributor's direction, to a third-party, monthly in arrears on or prior to the 10th business day of the following calendar month, the Distributor's Allocable Portion (as defined below) of a fee (the "Distribution Fee") which shall accrue daily in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Class 529-B shares of the Fund outstanding on such day.  The Fund agrees to withhold from redemption proceeds of the Class 529-B shares, the Distributor's Allocable Portion of any CDSCs payable with respect to the Class 529-B shares, as provided in the Fund's Prospectus, and to pay the same over to the Distributor or, at the Distributor's direction to a third party, at the time the redemption proceeds are payable to the holder of such shares redeemed.  Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class 529-B Plan.

(b)  For purposes of this Agreement, the term "Allocable Portion" of Distribution Fees and CDSCs payable with respect to Class 529-B shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule C.

(c)  The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each "Commission Share" (as defined in the Allocation Schedule attached hereto as Schedule C) upon the settlement date of such Commission Share taken into account in determining the Distributor's Allocable Portion of Distribution Fees.

(d)  The provisions set forth in Section 1 of the Class 529-B Plan (in effect on the date hereof) relating to Class 529-B shares, together with the related definitions are hereby incorporated into this Section 17 by reference with the same force and effect as if set forth herein in their entirety.

18.              The Distributor, as principal underwriter under this agreement for Class 529-C shares shall receive (i) distribution fees as compensation for the sale of Class 529-C shares and CDSCs, as set forth in the Fund's Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average net asset value of Class 529-C shares pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-C shares (the "Class   529-C Plan").

(a)  In accordance with the Class 529-C Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Fund shall pay to the Distributor, no more frequently than monthly in arrears within 30 days of receipt of an invoice for payment, the Distributor's Allocable Portion (as defined below) of a fee (the "Distribution Fee") which shall accrue daily in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Class 529-C shares of the Fund outstanding on such day.  The Fund agrees to withhold from redemption proceeds of the Class 529-C shares, the Distributor's Allocable Portion of any CDSCs payable with respect to the Class 529-C shares, as provided in the Fund's Prospectus, and to pay the same over to the Distributor or, at the Distributor's direction to a third party, at the time the redemption proceeds are payable to the holder of such shares redeemed.  Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class 529-C Plan.

(b)  For purposes of this Agreement, the term "Allocable Portion" of Distribution Fees and CDSCs payable with respect to Class 529-C shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule D.

(c) The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each "Commission Share" (as defined in the Allocation Schedule attached hereto as Schedule D) upon the settlement date of such Commission Share taken into account in determining the Distributor's Allocable Portion of Distribution Fees.

(d)  The provisions set forth in Section 1 of the Class 529-C Plan (in effect on the date hereof) relating to Class 529-C shares, together with the related definitions are hereby incorporated into this Section 18 by reference with the same force and effect as if set forth herein in their entirety.

19.     The Distributor, as principal underwriter under this agreement for Class 529-E shares shall receive (i) distribution fees at the rate of 0.25% per annum of the average net asset value of Class 529-E shares as compensation for the sale of Class 529-E shares as set forth in the Fund's Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average net asset value of Class 529-E shares.  The payment of distribution and service fees is pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-E shares (the "Class 529-E Plan").

20.     The Distributor, as principal underwriter under this agreement for Class 529-F-1 shares, shall receive shareholder service fees at the rate of 0.25% per annum of the average net asset value of Class 529-F-1 shares pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-F-1 shares (the "Class 529-F-1 Plan").

21.     The Distributor, as principal underwriter under this agreement for each of the Class R shares shall receive (i) distribution fees as compensation for the sale of Class R-1, R-2, R-3, R-4 and R-5 shares (collectively, "Class R shares"), and (ii) shareholder service fees as set forth below.  The payment of distribution and service fees is pursuant to the Fund's various Plans of Distribution under Rule 12b-1 under the 1940 Act relating to each of the Class R shares (the "Class R Plans").  For purposes of the following chart the fee rates represent annual fees as a percentage of average net assets of the respective share class.  Fees shall accrue daily and be paid monthly.

Share Class	Distribution Fee	Service Fee
Class R-1	0.75%	0.25%
Class R-2	0.50%	0.25%
Class R-3	0.25%	0.25%
Class R-4	0.00%	0.25%
Class R-5	0.00%	0.00%

22.              The Fund agrees to use its best efforts to maintain its registration as a diversified open-end management investment company under the 1940 Act.

23.              The Fund agrees to use its best efforts to maintain an effective Prospectus under the Securities Act of 1933, as amended, and warrants that such Prospectus will contain all statements required by and will conform with the requirements of such Securities Act of 1933 and the rules and regulations thereunder, and that no part of any such Prospectus, at the time the Registration Statement of which it is a part becomes effective, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (excluding any information provided by the Distributor in writing for inclusion in the Prospectus).  The Distributor agrees and warrants that it will not in the sale of shares use any Prospectus, advertising or sales literature not approved by the Fund or its officers nor make any untrue statement of a material fact nor omit the stating of a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading.  The Distributor agrees to indemnify and hold the Fund harmless from any and all loss, expense, damage and liability resulting from a breach of the agreements and warranties contained in this Section, or from the use of any sales literature, information, statistics or other aid or device employed in connection with the sale of shares.

24.              The expense of each printing of each Prospectus and each revision thereof or addition thereto deemed necessary by the Fund's officers to meet the requirements of applicable laws shall be divided between the Fund, the Distributor and any other principal underwriter of the shares of the Fund as follows:

(a)  the Fund shall pay the typesetting and make-ready charges;

(b)  the printing charges shall be prorated between the Fund, the Distributor, and any other principal underwriter(s) in accordance with the number of copies each receives; and

(c)  expenses incurred in connection with the foregoing, other than to meet the requirements of the Securities Act of 1933, as amended, or other applicable laws, shall be borne by the Distributor, except in the event such incremental expenses are incurred at the request of any other principal underwriter(s), in which case such incremental expenses shall be borne by the principal underwriter(s) making the request.

25.             The Fund agrees to use its best efforts to qualify and maintain the qualification of an appropriate number of the shares of each series or class it offers for sale under the securities laws of such states as the Distributor and the Fund may approve.  Any such qualification for any series or class may be withheld, terminated or withdrawn by the Fund at any time in its discretion.  The expense of qualification and maintenance of qualification shall be borne by the Fund, but the Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Fund or its counsel in connection with such qualifications.

26.             The Fund may withhold shares of any series or class from sale to any person or persons or in any jurisdiction temporarily or permanently if, in the opinion of its counsel, such offer or sale would be contrary to law or if the Directors or the President or any Vice President of the Fund determines that such offer or sale is not in the best interest of the Fund.  The Fund will give prompt notice to the Distributor of any withholding and will indemnify it against any loss suffered by the Distributor as a result of such withholding by reason of non-delivery of shares of any series or class after a good faith confirmation by the Distributor of sales thereof prior to receipt of notice of such withholding.

27.             (a)                                          This Agreement may be terminated at any time, without payment of any penalty, as to the Fund or any series on sixty (60) days written notice by the Distributor to the Fund.

(b)                                                This Agreement may be terminated as to the Fund or any series or class by either party upon five (5) days written notice to the other party in the event that the Securities and Exchange Commission has issued an order or obtained an injunction or other court order suspending effectiveness of the Registration Statement covering the shares of the Fund or such series or class.

(c)                                                This Agreement may be terminated as to the Fund or any series or class by the Fund upon five (5) days written notice to the Distributor provided either of the following events has occurred:

(i)  FINRA has expelled the Distributor or suspended its membership in that organization; or

(ii)  the qualification, registration, license or right of the Distributor to sell shares of any series in a particular state has been suspended or canceled by the State of California or any other state in which sales of the shares of the Fund or such series during the most recent 12-month period exceeded 10% of all shares of such series sold by the Distributor during such period.

(d)                                                This Agreement may be terminated as to the Fund or any series or class at any time on sixty (60) days written notice to the Distributor without the payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or such series or class.

28.             This Agreement shall not be assignable by either party hereto and in the event of assignment shall automatically terminate forthwith.  The term "assignment" shall have the meaning set forth in the 1940 Act. Notwithstanding this Section, this Agreement, with respect to the Fund's Class B and Class 529-B shares, has been approved in accordance with Section 31 in anticipation of the Distributor's transfer of its Allocable Portion of Distribution Fees and CDSCs (but not its obligations under this Agreement) to a third-party pursuant to a "Purchase and Sale Agreement" in order to raise funds to cover distribution expenditures, and such transfer will not cause a termination of this Agreement. If Distributor determines to transfer its Allocable Portion of Distribution Fees and CDSCs in respect of Class C or Class 529-C shares to a third party, such transfer shall not cause a termination of this Agreement.

29.                                                      No provision of this Agreement shall protect or purport to protect the Distributor against any liability to the Fund or holders of its shares for which the Distributor would otherwise be liable by reason of willful misfeasance, bad faith, or gross negligence.

30.             This Agreement shall become effective on October 1, 2008. Unless sooner terminated in accordance with the other provisions hereof, this Agreement shall continue in effect until December 31, 2008, and shall continue in effect from year to year thereafter but only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Directors of the Fund cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of either a majority of the entire Board of Directors of the Fund or a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund.

31.             If the Fund shall at any time issue shares in more than one series or class, this Agreement shall take effect with respect to such series or class of the Fund which may be established in the future at such time as it has been approved as to such series or class by vote of the Board of Directors and the Independent Directors in accordance with Section 30.  The Agreement as approved with respect to any series or class shall specify the compensation payable to the Distributor pursuant to Sections 11 through 21, as well as any provisions which may differ from those herein with respect to such series, subject to approval in writing by the Distributor.

This Agreement may be approved, amended, continued or renewed with respect to a series or class as provided herein notwithstanding such approval, amendment, continuance or renewal has not been effected with respect to any one or more other series or class of the Fund.

This Agreement shall be construed under and shall be governed by the laws of the State of California, and the parties hereto agree that proper venue of any action with respect hereto shall be Los Angeles County, California.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their officers thereunto duly authorized, as of October 1, 2008.

AMERICAN FUNDS DISTRIBUTORS, INC.	INTERNATIONAL GROWTH AND
INCOME FUND, INC.

By:	By:
Kevin G. Clifford	Paul F. Roye
President	Executive Vice President and
Principal Executive Officer

By:	By:
David M. Givner	Patrick F. Quan
Secretary	Secretary

SCHEDULE A
to the
Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class B shares.

The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class B shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class B shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class B shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the "Distribution Agreement"), of which this Schedule is a part.  As used herein the following terms shall have the meanings indicated:

"Commission Share" means each B share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any B share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

"Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

"Free Share" means, in respect of a Fund, each B share of the Fund, other than a Commission Share (including, without limitation, any B share issued in connection with the reinvestment of dividends or capital gains).

"Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

"Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”).  If, subsequent to the Successor Distributor becoming exclusive distributor of the Class B shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non–Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS B SHARES

Class B shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)           Commission Shares other than Omnibus Shares:

(a)  Commission Shares that are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class B shares of the Fund.

(b)  Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class B shares of the Fund.

(c)  A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)           Free Shares:

Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)           Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1)           CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)           CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the  Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)           The portion of the aggregate Distribution Fee accrued in respect of all Class B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

        (A + C)/2
        (B + D)/2

where:

A=	The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B=	The aggregate Net Asset Value of all Class B shares of a Fund at the beginning of such calendar month

C=	The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D=	The aggregate Net Asset Value of all Class B shares of a Fund at the end of such calendar month

(2)           If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A=	Average Net Asset Value of all such Class B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B=	Total average Net Asset Value of all such Class B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

SCHEDULE B
to the
Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class C shares.

The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class C shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class C shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule. At such time as the Distributor's Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the "Distribution Agreement"), of which this Schedule is a part.  As used herein the following terms shall have the meanings indicated:

"Commission Share" means each C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

"Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

"Free Share" means, in respect of a Fund, each C share of the Fund, other than a Commission Share (including, without limitation, any C share issued in connection with the reinvestment of dividends or capital gains).

"Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

"Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

"Omnibus Share" means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account ("Omnibus Selling Agents").  If, subsequent to the Successor Distributor becoming exclusive distributor of the Class C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner as Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I:  ATTRIBUTION OF CLASS C SHARES

PART I:  ATTRIBUTION OF CLASS C SHARES
Class C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)         Commission Shares other than Omnibus Shares:

(a)         Commission Shares that are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(b)         Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(c)         A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)         Free Shares:

Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)         Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II:  ALLOCATION OF CDSCs

(1)         CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)         CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III:  ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)         The portion of the aggregate Distribution Fee accrued in respect of all Class C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2
(B + D)/2

where:

A=	The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month
B=	The aggregate Net Asset Value of all Class C shares of a Fund at the beginning of such calendar month

C=	The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D=	The aggregate Net Asset Value of all Class C shares of a Fund at the end of such calendar month

(2)         If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A=	Average Net Asset Value of all such Class C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B=	Total average Net Asset Value of all such Class C shares of a Fund for such calendar month

PART IV:  ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

SCHEDULE C
to the
Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class 529-B shares.

The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class 529-B shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class 529-B shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class 529-B shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the "Distribution Agreement"), of which this Schedule is a part.  As used herein the following terms shall have the meanings indicated:

"Commission Share" means each 529-B share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any 529-B share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

"Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

"Free Share" means, in respect of a Fund, each 529-B share of the Fund, other than a Commission Share (including, without limitation, any 529-B share issued in connection with the reinvestment of dividends or capital gains).

"Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

"Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”).  If, subsequent to the Successor Distributor becoming exclusive distributor of the Class 529-B shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS 529-B SHARES

Class 529-B shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)           Commission Shares other than Omnibus Shares:

(a)           Commission Shares that are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class 529-B shares of the Fund.

(b)           Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class 529-B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class 529-B shares of the Fund.

(c)           A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)           Free Shares:

Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)           Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1)           CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)           CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the  Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)           The portion of the aggregate Distribution Fee accrued in respect of all Class 529-B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

        (A + C)/2
        (B + D)/2

where:

A=
The aggregate Net Asset Value of all Class 529-B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B=	The aggregate Net Asset Value of all Class 529-B shares of a Fund at the beginning of such calendar month

C=	The aggregate Net Asset Value of all Class 529-B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D=	The aggregate Net Asset Value of all Class 529-B shares of a Fund at the end of such calendar month

(2)           If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class 529-B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class 529-B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A=	Average Net Asset Value of all such Class 529-B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B=	Total average Net Asset Value of all such Class 529-B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class 529-B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

SCHEDULE D
to the
Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class 529-C shares.

The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class 529-C shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class 529-C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class 529-C shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule. At such time as the Distributor's Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the "Distribution Agreement"), of which this Schedule is a part.  As used herein the following terms shall have the meanings indicated:

"Commission Share" means each 529-C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any 529-C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

"Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

"Free Share" means, in respect of a Fund, each 529-C share of the Fund, other than a Commission Share (including, without limitation, any 529-C share issued in connection with the reinvestment of dividends or capital gains).

"Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

"Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

"Omnibus Share" means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account ("Omnibus Selling Agents").  If, subsequent to the Successor Distributor becoming exclusive distributor of the Class 529-C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I:  ATTRIBUTION OF CLASS 529-C SHARES

Class 529-C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)         Commission Shares other than Omnibus Shares:

(a)         Commission Shares that are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class 529-C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(b)         Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class 529-C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class 529-C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(c)         A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)         Free Shares:

Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)         Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II:  ALLOCATION OF CDSCs

(1)         CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)         CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III:  ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)         The portion of the aggregate Distribution Fee accrued in respect of all Class 529-C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2
(B + D)/2
where:

A=
The aggregate Net Asset Value of all Class 529-C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B=	The aggregate Net Asset Value of all Class 529-C shares of a Fund at the beginning of such calendar month

C=	The aggregate Net Asset Value of all Class 529-C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D=	The aggregate Net Asset Value of all Class 529-C shares of a Fund at the end of such calendar month

(2)         If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class 529-C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class 529-C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)
where:

A=	Average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B=	Total average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month

PART IV:  ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the NASD Conduct Rules  or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class 529-C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

[remainder of page left blank intentionally]

[logo –American Funds®]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 59

Selling group agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares.  As such agent we offer to sell to you as a member of a Selling Group, shares of the Funds as are qualified for sale in your state, on the terms set forth below.  We are acting as an underwriter within the meaning of the applicable rules of the National Association of Securities Dealers, Inc. (NASD).  In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1.      Authorization to Sell
You are to offer and sell shares only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to members of the Selling Group and all other representations or documents are subordinate.  You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.

2.      Compensation on Sales of Class A Shares and Class 529-A Shares
a.
On sales of Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Concession as                                 Sales Charge
Percentage of                                as Percentage
Purchases                                                            Offering Price                                of Offering Price
Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.
On sales of Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid the same dealer concessions indicated above except as follows:

Concession as                               Sales Charge
Percentage of                              as Percentage
Purchases                                                            Offering Price                              of Offering Price
Less than $100,000	3.00%	3.75%

c.	If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more,

b) made to employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, or c) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement.  Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus.  With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable.  The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 3 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

d.	On sales of Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, no dealer concessions will be paid.

3.      Compensation on Sales of Class B Shares and Class 529-B Shares
a.	On sales of Class B shares and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached
Schedule A that are accepted by us and for which you are responsible, you will be paid:
• a dealer concession of 3.75% of the amount invested, plus
• an immediate service fee of 0.25% of the amount invested.

b.	On sales of Class B shares and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, no dealer concessions will be paid.

4.      Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares
We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to promote selling efforts and to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you.  Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

a.	You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.  Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.
You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your “approved” list.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.
You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement.  You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.
You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $100, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
Shares with a first anniversary of purchase before 7-1-88*	0.15%
Shares with a first anniversary of purchase on or after 7-1-88	0.25%
Shares of state-specific tax-exempt funds	0.25%

g.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

5.      Compensation on Sales of Class C Shares and Class 529-C Shares
a.	On sales of Class C shares and Class 529-C shares of Funds listed in Category 1 and Category 2 on the attached
Schedule A that are accepted by us and for which you are responsible, we will pay you:
• a dealer concession of 0.75% of the amount invested, plus
• an immediate service fee of 0.25% of the amount invested.

b.
In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

6.      Compensation on Sales of Class 529-E Shares
We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

7.      Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)
a.
We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in a retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class	Annual Compensation Rate
Class R-1	1.00%
Class R-2	0.75%
Class R-3	0.50%
Class R-4	0.25%
Class R-5	No compensation paid

b.
If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 59.

8.      Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedure relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all concessions on such sale (reallowance of any concessions to which you are entitled on purchases at net asset value will be paid through our direct purchase concession system).  If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

9.      Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

10.           Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full concessions paid to you on the original sale.

11.           Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

12.           Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

13.           Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, and to the applicable Rules of the NASD, which shall control and override any provision to the contrary in this Agreement.

14.           Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other Agreement with us.

15.           State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale.
We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

16.           Representations
a.
You represent that (a) you are a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) you are a member of the NASD, (c) your membership with the NASD is not currently suspended or terminated and (d) to the extent you offer any Class 529 shares, you are properly registered to offer such shares. You agree to notify us immediately in writing if any of the foregoing representations ceases to be true to a material extent.

b.
We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of the NASD and (c) our membership with the NASD is not currently suspended or terminated.   We agree to notify you immediately in writing if any of the foregoing representations ceases to be true to a material extent.

17.           Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations.  This provision shall survive the termination of this Agreement.

18.           Termination
Either of us may cancel this Agreement at any time by written notice to the other.

19.           Notices
All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

*           *           *           *           *

* Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.
  Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of
  California.

Very truly yours,
American Funds Distributors, Inc.

By  _______________________
Kevin G. Clifford
President

Accepted

__________________________
Firm

By  _______________________
Officer or Partner

_______________________
Print Name

_______________________
Title

Address:

_______________________

_______________________

Date:

_______________________

Schedule A
May 15, 2002
(supersedes Schedule A dated January 1, 2002)

	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5
Category 1
AMCAP Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Balanced Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Mutual Fund	●	●	●	●	●	●	●	●	●	●	●	●
Capital Income Builder	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	●	●	●	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	●	●	●	●	●	●	●	●	●	●	●
Fundamental Investors	●	●	●	●	●	●	●	●	●	●	●	●
Growth Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
Income Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
Investment Company of America	●	●	●	●	●	●	●	●	●	●	●	●
New Economy Fund	●	●	●	●	●	●	●	●	●	●	●	●
New Perspective Fund	●	●	●	●	●	●	●	●	●	●	●	●
New World Fund	●	●	●	●	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	●	●	●	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	●	●	●	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	●	●	●	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	●	●	na	na	na	na	na	na	na	na	na
Bond Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	●	●	●	●	●	●	●	●	●	●	●
Intermediate Bond Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	●	●	na	na	na	na	na	na	na	na	na
Tax-Exempt Bond Fund of America	●	●	●	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of California	●	●	●	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Maryland	●	●	●	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Virginia	●	●	●	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	●	●	●	●	●	●	●	●	●	●	●

Category 3
Cash Management Trust of America	●	e	e	●	e	e	●	●	●	●	●	●
Tax-Exempt Money Fund of America	●	na	na	na	na	na	na	na	na	na	na	na
U.S. Treasury Money Fund of America	●	na	na	na	na	na	na	●	●	●	●	●

Notes and symbols
Class F and Class 529-F shares are available pursuant to a separate agreement.
●       Share class is available.
e       Share class is available for exchanges only.
na        Share class is not available.

[logo – American Funds®]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 59

Omnibus addendum to the

Selling group agreement
(for retirement plan share classes (R shares) only)

Ladies and Gentlemen:

This Omnibus Addendum (Addendum) to the Selling Group Agreement (Agreement1) into which we previously entered is made by and between you and American Funds Distributors, Inc. as of the date indicated below.  This Addendum constitutes the agreement between you and us in respect of your holding retirement plan (Plan) accounts in an omnibus account on the books of the Funds.  All terms of the Agreement and of addenda to the Agreement dated on or prior to the date of this Addendum continue in full force and effect.  If any provision of the Agreement or any addenda to the Agreement is inconsistent with this Addendum, this Addendum shall supersede such other provisions.

Requirements to Maintain Retirement Plan Omnibus Accounts
a.
In order for you to hold Plan accounts in an omnibus account on the books of the Funds, you agree to provide us, for each Plan account in the omnibus account, with the following information current as of the end of each calendar month, within fifteen (15) calendar days following the end of such month, and in a file layout conforming to the attached Exhibit A, which may be modified by us from time to time:

1.	Plan’s name
2.	Selling representative’s name
3.	Selling representative’s number
4.	Selling representative’s street address, city, state and zip code
5.	Selling representative’s branch number
6.	Name of the firm assigned to the Plan’s account
7.	The American Funds-designated number identifying the firm assigned to the Plan’s account
8.	For each share class of a Fund held by the Plan—
(i)	the share class’ CUSIP number
(ii)
the dollar amount of investments to the Fund during the month (Include investments from mapped takeover assets, participant contributions and employer contributions.  Do not include participant-initiated transactions that result in (A) asset movement between the Fund and other American Funds or (B) investments to the Fund from other mutual fund families.)

(iii)
the dollar amount of redemptions from the Fund during the month (Include redemptions or distributions due to a participant’s separation of service or the removal of the Fund as an investment option within the Plan.  Do not include participant-initiated transactions that result in (A) asset movement between the Fund and other American Funds or (B) asset movement from the Fund to other mutual fund families.)

1 Agreement means the Selling Group Agreement, Bank Selling Group Agreement, or Institutional Selling Group Agreement, as the case may be, into which we previously entered.

Please note that if you are an institution that conducts retirement plan business through only one branch and has no representatives (such as a bank), then you are required to provide only the information listed in items 1, 6, 7 & 8 above.

b.	If we find a significant discrepancy between the information contained in files you send us and the information contained in our own records, you agree to cooperate with us to resolve the discrepancy.

c.	If you provide third parties with trading or clearing services, you may not give such third parties access to the Funds without our written consent.

Should you hold Plan accounts in an omnibus account, failure to comply with the requirements set forth above will constitute a breach of the Agreement, thereby giving us the right to terminate the Agreement.

*           *           *           *           *

Execute this Addendum in duplicate and return one of the duplicate originals to us for our file.  This Addendum (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors,

By  _______________________
Kevin G. Clifford
President

Accepted

__________________________
Firm

By _______________________
Officer or Partner

_______________________
Print Name

_______________________
Print Title

Address:

_______________________

_______________________

Date:

_______________________

EXHIBIT A

Header Record:  This is the first record in the file.
	Field Name	Format	Length	Required?
1.	‘H’ (Header Record Identifier)	Alpha	1	Y
2.	Dealer Number (Format: right justified, zero filled)	Numeric	7	Y
3.	Sales Month Date (Format: YYYYMM)	Numeric	6	Y

Detail Record - Settled trades only
	Field Name	Format	Length	Required?
4.	‘D’ (Detail Record Identifier)	Alpha	1	Y
5.	Unique Record ID (Unique identifier for each detail record; sequence number) (Format: right justified, zero filled)	Alphanumeric	9	Y
6.	Omnibus Account Number (from daily trades) (Format: right justified, zero filled)	Numeric	11	Y
7.	Fund Cusip Number (Format: right justified, zero filled)	Alphanumeric	9	Y
8.	Financial Institution’s Name (Firm the Rep works for) (Format: left justified, followed by spaces)	Alphanumeric	70	Y
9.	Financial Institution’s Number (Format: right justified, zero filled)	Numeric	7	Y
10.	Financial Adviser’s Office Number (Format: left justified, followed by spaces)	Alphanumeric	9	Y
11.	Financial Adviser’s ID (Format: left justified, followed by spaces)	Alphanumeric	9	Y
12.
Investment Amount – New Money to AF
Investments from mapped takeover assets, participant contributions and employer contributions.  Include transactions that result in asset movement into the Fund from other fund families, i.e., new money to AF.  Do not include participant-initiated transactions that result in asset movement into the Fund from other American Funds.
(Format note: Enter as a positive number, right justified, zero filled, implied 2 decimal positions.
 For example: 000000123456789 if the amount is $1,234,567.89
Reversals/corrections that go into this bucket should be negative amounts)
		Numeric	13.2	Y
13.	Non-Commissionable Investment Amount Include loan repayments. Do not include participant-initiated transactions that result in (A) asset movement between the Fund and other American Funds or (B) asset movement into the Fund from other fund families. (See format note on Investment Amount. Reversals/corrections that go into this bucket should be negative amounts)	Numeric	13.2
14.	Exchange Purchase Amount – From Money Market Exchange purchases that result in asset movement to the Fund from an AF money market. (See format note on Investment Amount. Reversals/corrections that go into this bucket should be negative amounts)	Numeric	13.2

Detail Record (continued)
	Field Name	Format	Length	Required?
15.	Exchange Purchase Amount – Old Money Exchange purchases that result in asset movement to the Fund from other non money market American Funds. (See format note on Investment Amount. Reversals/corrections that go into this bucket should be negative amounts)	Numeric	13.2
16.	Redemption Amount Redemptions or distributions due to a participant’s separation of service. Include loan withdrawals. Do not include participant-initiated transactions that result in (A) asset movement between the Fund and other American Funds or (B) asset movement from the Fund to other mutual fund families. (See format note on Investment Amount.)	Numeric	13.2	Y
17.	Exchange Redemption Amount – Out of AF Exchange redemptions that result in asset movement from the Fund to other mutual fund families. (See format note on Investment Amount.)	Numeric	13.2
18.	Exchange Redemption Amount – Within AF Exchange redemptions that result in asset movement between the Fund and other American Funds. (See format note on Investment Amount.)	Numeric	13.2
19.	Line of Business Code*	Alpha	4
20.	Plan Number Unique identifier for the plan (Also may be known as omnibus trader’s internal plan account number)	Alphanumeric	20
21.	Plan Name	Alphanumeric	70
22.	Financial Adviser’s First Name	Alpha	15
23.	Financial Adviser’s Middle Initial	Alpha	1
24.	Financial Adviser’s Last Name	Alpha	20
25.	Financial Adviser’s Suffix Sr., Jr., III, etc.	Alpha	20
26.	Financial Adviser’s Street Address 1 (Items 26 – 30 are the Address, City, State and Zip where the Rep works.)	Alphanumeric	35
27.	Financial Adviser’s Street Address 2	Alphanumeric	35
28.	Financial Adviser’s City	Alpha	35	Y
29.	Financial Adviser’s State	Alpha	2	Y
30.	Financial Adviser’s Zip	Alphanumeric	10	Y
31.	Month-end Assets (See format note on Investment Amount.)	Numeric	15.2
32.	Month-end Share Balance	Numeric	11.4
33.	Filler	Alphanumeric	40
Record Length for Detail Records = 569
Trailer Record:  This is the last record in the file.
	Field Name	Format	Length	Required?
34.	‘T’ (Trailer Record Identifier)	Alpha	1	Y
35.	Dealer Number	Numeric	7	Y
36.	Number of Detail Records (Format: right justified, zero filled)	Numeric	9	Y
37.	Total Investment Amount Calculation: total of fields 12, 13, 14, and 15 (See format note on Detail Record Investment Amount)	Numeric	15.2	Y
38.	Total Redemption Amount Calculation: total of fields 16, 17, and 18 (See format note on Detail Record Investment Amount)	Numeric	15.2	Y
Record Length for Trailer Record = 51

* Codes to use for line of business:
Social Code	Description
0056	457 Deferred Compensation (Non-CBT)
0059	Deferred Compensation/Rabbi Trust (Non-CBT)
0076	Retirement Plans/Other (Non-CBT)
0078	403B ER & EE (Non-CBT)
0081	401K (Non-CBT)
0083	Simple 401K (Non-CBT)
0250	RecordKeeper Connect 401(K)
0251	RecordKeeper Connect Money Purchase
0252	RecordKeeper Connect Profit Sharing
0253	RecordKeeper Connect 403(B)
0254	RecordKeeper Connect 457
0255	RecordKeeper Connect Non-Qualified
0256	RecordKeeper Connect Defined Benefit

ER = Employer sponsored
EE = Employee sponsored
CBT = Capital Bank & Trust

[logo – American Funds ®]
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

October 2006

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, Short-Term Bond Fund of America, will be available for sale to the public beginning November 1, 2006. Short-Term Bond Fund of America is designed to provide current income and capital preservation by investing in high-quality short-term bonds. The purpose of this notice is to amend your selling group agreement (the “Agreement”) with American Funds Distributors to reflect this new fund as well as certain other changes.

As compared to other American Funds bond funds, Short-Term Bond Fund of America will have a new concession schedule for Class A (including 529-A) shares that provides a maximum dealer concession of 2.00% on investments. Beginning Nov. 1, 2006, this new Class A concession schedule will also apply to Intermediate Bond Fund of America and Limited Term Tax-Exempt Bond Fund of America. However, please note that for these three funds, ongoing service fees for Class A shares and compensation on all other share classes will remain unchanged. Also beginning Nov. 1, 2006, Class B, C, 529-B and 529-C shares of all three funds will be available through exchanges only.

As a result of the new Class A concession schedule discussed above, we are creating a new category of compensation for purposes of the Agreement. Funds currently assigned to Category 3 in the Agreement, including all current references to “Category 3,” will now be relabeled as “Category 4.”  Short-Term Bond Fund of America, Intermediate Bond Fund of America and Limited Term Tax-Exempt Bond Fund of America will now comprise new Category 3. These changes are detailed in the Agreement amendment set forth below.

In consideration of the foregoing, the Agreement is amended as follows effective November 1, 2006:

1. Each instance of “Category 3” in the body of the Agreement is replaced by “Category 4.”

2. The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

3. A concession schedule for the new Category 3 Funds is added to the Agreement as follows:

On sales of Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

	Concession as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

4.           Ongoing service fees for Class A and Class 529-A shares and compensation on all other share classes as currently stated in the Agreement for Category 2 Funds, shall also apply to the new Category 3 Funds.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning November 1, 2006 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford’

Schedule A
November 1, 2006
(supersedes all previous versions of Schedule A – last version dated May 15, 2002)

	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5
Category 1
AMCAP Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Balanced Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Mutual Fund	●	●	●	●	●	●	●	●	●	●	●	●
Capital Income Builder	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	●	●	●	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	●	●	●	●	●	●	●	●	●	●	●
Fundamental Investors	●	●	●	●	●	●	●	●	●	●	●	●
The Growth Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
The Income Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
The Investment Company of America	●	●	●	●	●	●	●	●	●	●	●	●
The New Economy Fund	●	●	●	●	●	●	●	●	●	●	●	●
New Perspective Fund	●	●	●	●	●	●	●	●	●	●	●	●
New World Fund	●	●	●	●	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	●	●	●	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	●	●	●	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	●	●	●	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	●	●	na	na	na	na	na	na	na	na	na
The Bond Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	●	●	●	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	●	●	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	●	●	●	●	●	●	●	●	●	●	●
Category 3
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●

Category 4
The Cash Management Trust of America	●	e	e	●	e	e	●	●	●	●	●	●
The Tax-Exempt Money Fund of America	●	na	na	na	na	na	na	na	na	na	na	na
The U.S. Treasury Money Fund of America	●	na	na	na	na	na	na	●	●	●	●	●

Notes and symbols
Class F and Class 529-F shares are available pursuant to a separate agreement.
●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

[[logo – American Funds ®]
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2007

To Our Dealer Friends,

As you may know, American Funds recently announced plans to introduce a series of target date funds of funds designed for investment by employer-sponsored retirement plans and individual retirement accounts. Shares of the American Funds Target Date Retirement Series will be available for sale to the public beginning February 1, 2007. The series will initially consist of nine funds corresponding to approximate retirement dates between 2010 and 2050, in five-year increments.

Each of the new funds in the American Funds Target Date Retirement Series will invest in a combination of mutual funds offered by the American Funds. The mix of investments for each fund in the series will change over time. For example, as each fund approaches and passes its retirement goal, it will emphasize more conservative investment objectives, such as capital preservation and current income. The purpose of this notice is to amend your selling group agreement (the “Agreement”) with American Funds Distributors to reflect the addition of the American Funds Target Date Retirement Series. This notice also authorizes you to offer any funds that may be added to the series in the future.

In consideration of the foregoing, the Agreement is amended as follows effective February 1, 2007:

1.  The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

* * * * *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning February 1, 2007 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford

[Missing Graphic Reference]

Schedule A
February 1, 2007
(supersedes all previous versions of Schedule A - last version dated November 1, 2006)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5
Category 1
AMCAP Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Balanced Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●
American Mutual Fund	●	●	●	●	●	●	●	●	●	●	●	●
Capital Income Builder	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	●	●	●	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	●	●	●	●	●	●	●	●	●	●	●
Fundamental Investors	●	●	●	●	●	●	●	●	●	●	●	●
The Growth Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
The Income Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
The Investment Company of America	●	●	●	●	●	●	●	●	●	●	●	●
The New Economy Fund	●	●	●	●	●	●	●	●	●	●	●	●
New Perspective Fund	●	●	●	●	●	●	●	●	●	●	●	●
New World Fund	●	●	●	●	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	●	●	●	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	●	●	●	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	●	●	●	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	●	●	na	na	na	na	na	na	na	na	na
The Bond Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	●	●	●	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	●	●	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	●	●	●	●	●	●	●	●	●	●	●
Category 3
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●

Category 4
The Cash Management Trust of America	●	e	e	●	e	e	●	●	●	●	●	●
The Tax-Exempt Money Fund of America	●	na	na	na	na	na	na	na	na	na	na	na
The U.S. Treasury Money Fund of America	●	na	na	na	na	na	na	●	●	●	●	●

Notes and symbols
Class F and Class 529-F shares are available pursuant to a separate agreement.
● Share class is available
e Share class is available for exchanges only
na Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

August 2008

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, International Growth and Income Fund, will be available for sale to the public beginning October 1, 2008. International Growth and Income Fund will invest its assets primarily in equity securities of larger, well-established companies outside the United States.  The purpose of this notice is to amend your selling group agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of the International Growth and Income Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective October 1, 2008:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning October 1, 2008 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford
President

Schedule A
October 1, 2008
(supersedes all previous versions of Schedule A – last version dated February 1, 2007)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5
Category 1
AMCAP Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Balanced Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●
American Mutual Fund	●	●	●	●	●	●	●	●	●	●	●	●
Capital Income Builder	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	●	●	●	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	●	●	●	●	●	●	●	●	●	●	●
Fundamental Investors	●	●	●	●	●	●	●	●	●	●	●	●
The Growth Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
The Income Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	●	●	●	●	●	●	●	●	●	●	●
The Investment Company of America	●	●	●	●	●	●	●	●	●	●	●	●
The New Economy Fund	●	●	●	●	●	●	●	●	●	●	●	●
New Perspective Fund	●	●	●	●	●	●	●	●	●	●	●	●
New World Fund	●	●	●	●	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	●	●	●	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	●	●	●	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	●	●	●	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	●	●	na	na	na	na	na	na	na	na	na
The Bond Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	●	●	●	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	●	●	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	●	●	●	●	●	●	●	●	●	●	●
Category 3
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●

Category 4
The Cash Management Trust of America	●	e	e	●	e	e	●	●	●	●	●	●
The Tax-Exempt Money Fund of America	●	na	na	na	na	na	na	na	na	na	na	na
The U.S. Treasury Money Fund of America	●	na	na	na	na	na	na	●	●	●	●	●
Notes and symbols
Class F-1, Class F-2 and Class 529-F-1 shares are available pursuant to a separate agreement.
●        Share class is available
e       Share class is available for exchanges only
na        Share class is not available

[logo - American Funds (sm)]

AMERICAN FUNDS DISTRIBUTORS, INC.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

Form of bank selling group agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares.  You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state.  We agree to honor your request, subject to the terms set forth below.  In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1. AUTHORIZATION

In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers.  We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.  You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.

2. COMPENSATION ON SALES OF CLASS A SHARES AND CLASS 529-A SHARES

a. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid compensation as follows:

PURCHASES	COMPENSATION AS	SALES CHARGE
	PERCENTAGE OF	AS PERCENTAGE
	OFFERING PRICE	OF OFFERING PRICE

Less than $25,000	5.00%	5.75%

$25,000 but less than $50,000	4.25%	5.00%

$50,000 but less than $100,000	3.75%	4.50%

$100,000 but less than $250,000	2.75%	3.50%

$250,000 but less than $500,000	2.00%	2.50%

$500,000 but less than $750,000	1.60%	2.00%

$750,000 but less than $1,000,000	1.20%	1.50%

$1,000,000 or more	See below	None

B. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid the same compensation indicated above except as follows:

PURCHASES	COMPENSATION AS	SALES CHARGE
	PERCENTAGE OF	AS PERCENTAGE
	OFFERING PRICE	OF OFFERING PRICE

Less than $100,000	3.00%	3.75%

C. For purchase orders of Class A shares and Class 529-A shares for which you are responsible, a) amounting to $1 million or more, b) made to employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, or c) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid compensation of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No compensation is paid on any other sales of shares at net asset value, except that compensation may be paid on sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement.  Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced compensation and sales charges as described in the Washington Mutual Investors Fund Prospectus.  With respect to sales of shares of any tax-exempt fund, the compensation schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable.  The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 3 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

D. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, no compensation will be paid.

3. COMPENSATION ON SALES OF CLASS B SHARES AND CLASS 529-B SHARES

A. On purchase orders for Class B shares and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid:

- compensation of 3.75% of the amount invested, plus
- an immediate service fee of 0.25% of the amount invested.

B. On purchase orders for Class B shares and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, no compensation will be paid.

4. ONGOING SERVICE FEES FOR CLASS A, CLASS 529-A, CLASS B AND CLASS 529-B
SHARES

We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you.  Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

A. You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.  Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

B. You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your "approved" list.

C. You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account.  You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

D. You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement.  You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

E. You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $100, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds' statements of additional information.

F. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

ANNUAL SERVICE FEE RATE
Shares with a first anniversary of purchase before 7-1-88*	0.15%
Shares with a first anniversary of purchase on or after 7-1-88	0.25%
Shares of state-specific tax-exempt funds	0.25%

G. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in
Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

ANNUAL SERVICE FEE RATE
All Shares 0.15%

5. COMPENSATION ON SALES OF CLASS C SHARES AND CLASS 529-C SHARES

A. On purchase orders for Class C shares and Class 529-C shares of Funds listed in Category 1 and Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

- compensation of 0.75% of the amount invested, plus
- an immediate service fee of 0.25% of the amount invested.

B. In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.

*Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months

6. COMPENSATION ON SALES OF CLASS 529-E SHARES

We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.

7. RETIREMENT PLAN SHARE CLASSES (R SHARES) AND ACCOUNT OPTIONS (FOR RETIREMENT
PLANS ONLY)

A. We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in a retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.  We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R SHARE CLASS	ANNUAL COMPENSATION RATE

Class R-1	1.00%

Class R-2	0.75%

Class R-3	0.50%

Class R-4	0.25%

Class R-5	No compensation paid

B. If you hold Plan accounts in an omnibus account (I.E., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Dealer Support department, extension 34222.

8. ORDER PROCESSING

Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedure relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system).  If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

9. TIMELINESS OF SUBMITTING ORDERS

You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.
10. REPURCHASE OF SHARES

If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

11. PROCESSING REDEMPTION REQUESTS

You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds' shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds' shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

12. PROSPECTUSES AND MARKETING MATERIALS

We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

13. EFFECT OF PROSPECTUS

This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

14. RELATIONSHIP OF PARTIES

You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

15. STATE SECURITIES QUALIFICATION

We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

16. REPRESENTATIONS

A. You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the National Association of Securities Dealers, Inc. (NASD), and your membership with the NASD is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; (2) you are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; and (3) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares.  You agree to notify us immediately if any of the foregoing representations is no longer true to a material extent. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers.  We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal and state-chartered and supervised financial institutions and their affiliated organizations.  Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

B. We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of the NASD and (c) our membership with the NASD is not currently suspended or terminated.  We agree to notify you immediately if any of the foregoing representations is no longer true to a material extent.

17. CONFIDENTIALITY

Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations.  This provision shall survive the termination of this Agreement.

18. TERMINATION

Either of us may cancel this Agreement at any time by written notice to the other.

19. NOTICES

All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

                 *          *          *          *          *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.

By  _______________________
    Kevin G. Clifford
    President

Accepted

__________________________
Firm

By  _______________________

Print Name _________________

Title _______________________

Address:

__________________________

__________________________

Date:

__________________________

Schedule A
May 15, 2002
(supersedes Schedule A dated January 1, 2002)

	A	B	C	529-A	529-B	529-C	529-E
CATEGORY 1

AMCAP Fund	-	-	-	-	-	-	-
American Balanced Fund	-	-	-	-	-	-	-
American Mutual Fund	-	-	-	-	-	-	-
Capital Income Builder	-	-	-	-	-	-	-
Capital World Growth and Income Fund	-	-	-	-	-	-	-
EuroPacific Growth Fund	-	-	-	-	-	-	-
Fundamental Investors	-	-	-	-	-	-	-
Growth Fund of America	-	-	-	-	-	-	-
Income Fund of America	-	-	-	-	-	-	-
Investment Company of America	-	-	-	-	-	-	-
New Economy Fund	-	-	-	-	-	-	-
New Perspective Fund	-	-	-	-	-	-	-
New World Fund	-	-	-	-	-	-	-
SMALLCAP World Fund	-	-	-	-	-	-	-
Washington Mutual Investors Fund	-	-	-	-	-	-	-

CATEGORY 2

American High-Income Trust	-	-	-	-	-	-	-
American High-Income Municipal Bond Fund	-	-	-	n/a	n/a	n/a	n/a
Bond Fund of America	-	-	-	-	-	-	-
Capital World Bond Fund	-	-	-	-	-	-	-
Intermediate Bond Fund of America	-	-	-	-	-	-	-
Limited Term Tax-Exempt Bond Fund of America	-	-	-	n/a	n/a	n/a	n/a
Tax-Exempt Bond Fund of America	-	-	-	n/a	n/a	n/a	n/a
Tax-Exempt Fund of California	-	-	-	n/a	n/a	n/a	n/a
Tax-Exempt Fund of Maryland	-	-	-	n/a	n/a	n/a	n/a
Tax-Exempt Fund of Virginia	-	-	-	n/a	n/a	n/a	n/a
U.S. Government Securities Fund	-	-	-	-	-	-	-

CATEGORY 3

Cash Management Trust of America	-	X	X	-	X	X	-
Tax-Exempt Money Fund of America	-	n/a	n/a	n/a	n/a	n/a	n/a
U.S. Treasury Money Fund of America	-	n/a	n/a	n/a	n/a	n/a	n/a

	R-1	R-2	R-3	R-4	R-5
CATEGORY 1

AMCAP Fund	-	-	-	-	-
American Balanced Fund	-	-	-	-	-
American Mutual Fund	-	-	-	-	-
Capital Income Builder	-	-	-	-	-
Capital World Growth and Income Fund	-	-	-	-	-
EuroPacific Growth Fund	-	-	-	-	-
Fundamental Investors	-	-	-	-	-
Growth Fund of America	-	-	-	-	-
Income Fund of America	-	-	-	-	-
Investment Company of America	-	-	-	-	-
New Economy Fund	-	-	-	-	-
New Perspective Fund	-	-	-	-	-
New World Fund	-	-	-	-	-
SMALLCAP World Fund	-	-	-	-	-
Washington Mutual Investors Fund	-	-	-	-	-

CATEGORY 2

American High-Income Trust	-	-	-	-	-
American High-Income Municipal Bond Fund	n/a	n/a	n/a	n/a	n/a
Bond Fund of America	-	-	-	-	-
Capital World Bond Fund	-	-	-	-	-
Intermediate Bond Fund of America	-	-	-	-	-
Limited Term Tax-Exempt Bond Fund of America	n/a	n/a	n/a	n/a	n/a
Tax-Exempt Bond Fund of America	n/a	n/a	n/a	n/a	n/a
Tax-Exempt Fund of California	n/a	n/a	n/a	n/a	n/a
Tax-Exempt Fund of Maryland	n/a	n/a	n/a	n/a	n/a
Tax-Exempt Fund of Virginia	n/a	n/a	n/a	n/a	n/a
U.S. Government Securities Fund	-	-	-	-	-

CATEGORY 3

Cash Management Trust of America	-	-	-	-	-
Tax-Exempt Money Fund of America	n/a	n/a	n/a	n/a	n/a
U.S. Treasury Money Fund of America	-	-	-	-	-

NOTES AND SYMBOLS

CLASS F AND CLASS 529-F SHARES ARE AVAILABLE PURSUANT TO A SEPARATE AGREEMENT.

-      SHARE CLASS IS AVAILABLE.
X     SHARE CLASS IS AVAILABLE FOR EXCHANGES ONLY.
n/a  SHARE CLASS IS NOT AVAILABLE.

[logo – American Funds ®]
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 59

Institutional selling group agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares.  You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state.  We agree to honor your request, subject to the terms of this Selling Group Agreement (Agreement) set forth below.

1.	Authorization
As a member of a group of firms authorized to make shares of the Funds available to institutional customers (Selling Group), you will make shares of the Funds available only to retirement plans of entities that have retirement plan assets of at least $50 million (Plans).  In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers.  We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering prospectuses (Prospectuses).  This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each.  The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.

2.	Compensation on Class A Shares
In consideration of your acting as agent for your customers in connection with the purchase and redemption of Fund shares and to compensate you for providing certain services to your customers, we will pay you compensation as described below, subject to your compliance with the following terms. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing ongoing payments to you.  Initial qualification does not assure continued participation, and the payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued by us at any time.

a.
You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.

b.
You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your “approved” list.

c.
You agree to assign an individual to each Plan account on your books and to reassign the account should that individual no longer be assigned to the account.  You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.
You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the compensation paid to you pursuant to this Agreement.  You recognize that payments under this Agreement are intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.
You acknowledge that (i) all compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a payment for a particular month, the payment must amount to at least $100, and (iii) no compensation will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.
On each new order for Class A shares of Funds listed in Category 1 and Category 2 on the attached Schedule A that is accepted by us, you will be paid compensation of 0.25%.  No compensation is paid on orders for shares of Funds listed in Category 3.  In addition, we will pay you a quarterly service fee at the annual rate of 0.25% of the average daily net asset value of Class A shares that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made (the annual rate is 0.15% of assets for Funds in Category 3).

3.	Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)
a.
We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in a Plan account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class	Annual Compensation Rate
Class R-1	1.00%
Class R-2	0.75%
Class R-3	0.50%
Class R-4	0.25%
Class R-5	No compensation paid

b.
If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 59.

4.	Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedure relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds.  If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.  If this section conflicts with provisions of any operational agreement you have with any of our affiliates, such operational agreement shall control.

5.	Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6.	Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

7.	Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

8.	Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

9.	Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

10.	Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other agreement with us.

11.	State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

12.	Representations
a.
You represent that you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; a member of the National Association of Securities Dealers, Inc. (NASD); and your membership with the NASD is not currently suspended or terminated; or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws.  You agree to notify us immediately in writing if any of the foregoing representations ceases to be true to a material extent.  You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers.  We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal- and state-chartered and supervised financial institutions and their affiliated organizations.  Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for ensuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

b.
We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of the NASD and (c) our membership with the NASD is not currently suspended or terminated.   We agree to notify you immediately in writing if any of the foregoing representations ceases to be true to a material extent.

13.	Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations.  This provision shall survive the termination of this Agreement.

14.	Termination
Either of us may cancel this Agreement at any time by written notice to the other.

15.	Notices
All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

*           *           *           *           *
Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

By  ____________________
Kevin G. Clifford
President

Accepted

_______________________
Firm

By  ____________________
Officer or Partner

_______________________
Print Name

_______________________
Title

Address:

_______________________

_______________________

Date:

_______________________

Schedule A
January 15, 2001
(supersedes Schedule A dated May 3, 1999)

Category 1	Category 2

AMCAP Fund	American High-Income Trust
American Balanced Fund	Bond Fund of America
American Mutual Fund	Capital World Bond Fund
Capital Income Builder	Intermediate Bond Fund of America
Capital World Growth and Income Fund	U.S. Government Securities Fund
EuroPacific Growth Fund
Fundamental Investors
Growth Fund of America	Category 3
Income Fund of America
Investment Company of America	Cash Management Trust of America
New Economy Fund	U.S. Treasury Money Fund of America
New Perspective Fund
New World Fund
SMALLCAP World Fund
Washington Mutual Investors Fund

[logo – American FundsSM]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

October 2006

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, Short-Term Bond Fund of America, will be available for sale to the public beginning November 1, 2006. Short-Term Bond Fund of America is designed to provide current income and capital preservation by investing in high-quality short-term bonds. The purpose of this notice is to amend your institutional selling group agreement (the “Agreement”) with American Funds Distributors to reflect this new fund.

In consideration of the foregoing, the schedule of Funds in the Agreement is amended in its entirety as follows effective November 1, 2006:

Schedule A
November 1, 2006
(supersedes all previous versions of Schedule A)

Category 1
AMCAP Fund
American Balanced Fund
American Mutual Fund
Capital Income Builder
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Washington Mutual Investors Fund

Category 2
American High-Income Trust
The Bond Fund of America
Capital World Bond Fund
Intermediate Bond Fund of America
Short-Term Bond Fund of America
U.S. Government Securities Fund

Category 3
The Cash Management Trust of America
U.S. Treasury Money Fund of America

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning November 1, 2006 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford

[logo – American Funds ®]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2007

To Our Dealer Friends,

As you may know, American Funds recently announced plans to introduce a series of target date funds of funds designed for investment by employer-sponsored retirement plans and individual retirement accounts. Shares of the American Funds Target Date Retirement Series will be available for sale to the public beginning February 1, 2007. The series will initially consist of nine funds corresponding to approximate retirement dates between 2010 and 2050, in five- year increments.

Each of the new funds in the American Funds Target Date Retirement Series will invest in a combination of mutual funds offered by the American Funds. The mix of investments for each fund in the series will change over time. For example, as each fund approaches and passes its retirement goal, it will emphasize more conservative investment objectives, such as capital preservation and current income. The purpose of this notice is to amend your institutional selling group agreement (the “Agreement”) with American Funds Distributors to reflect the addition of the American Funds Target Date Retirement Series. This notice also authorizes you to offer any funds that may be added to the series in the future.

In consideration of the foregoing, the schedule of Funds in the Agreement is amended in its entirety as follows effective February 1, 2007:

Schedule A
February 1, 2007
(supersedes all previous versions of Schedule A)

Category 1
AMCAP Fund
American Balanced Fund
American Funds Target Date Retirement Series
American Mutual Fund
Capital Income Builder
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Washington Mutual Investors Fund

Category 2
American High-Income Trust
The Bond Fund of America
Capital World Bond Fund
Intermediate Bond Fund of America
Short-Term Bond Fund of America
U.S. Government Securities Fund

Category 3
The Cash Management Trust of America
U.S. Treasury Money Fund of America

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning February 1, 2007 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

/s/ Kevin G. Clifford

Kevin G. Clifford
President

[logo – American Funds®]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

August 2008

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, International Growth and Income Fund, will be available for sale to the public beginning October 1, 2008.  International Growth and Income Fund will invest its assets primarily in equity securities of larger well-established companies outside the United States.  The purpose of this notice is to amend your institutional selling group agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect this new fund.

In consideration of the foregoing, the schedule of Funds in the Agreement is amended in its entirety as follows effective October 1, 2008:

Schedule A
October 1, 2008
(supersedes all previous versions of Schedule A)

Category 1
AMCAP Fund
American Balanced Fund
American Mutual Fund
Capital Income Builder
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
The Growth Fund of America
The Income Fund of America
The Investment Company of America
International Growth and Income Fund
The New Economy Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Washington Mutual Investors Fund

Category 2
American High-Income Trust
The Bond Fund of America
Capital World Bond Fund
Intermediate Bond Fund of America
Short-Term Bond Fund of America
U.S. Government Securities Fund

Category 3
The Cash Management Trust of America
U.S. Treasury Money Fund of America

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning October 1, 2008 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford
President

[logo – American Funds ®]
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 59

CLASS F SHARE PARTICIPATION AGREEMENT

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of Class F shares (Shares) of the Funds. You have represented that you maintain a fee-based program(s) or you place trades for your representatives, your affiliates, or third-party broker-dealers that maintain fee-based programs (Program or Programs) under which your or their clients (Clients) may purchase shares of participating open-end investment companies at net asset value.  We are willing to make available to you Shares of the Funds as are qualified for sale in your state for purchase by Clients through the Program(s) identified on Schedule A, subject to the terms and conditions below and the Fund Prospectuses.

1.	Authorization to Sell
You may offer to Clients that are participating in the Program Shares of the Funds only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to your making Fund Shares available to your clients and all other representations or documents are subordinate. If you offer Class A shares of the Funds on a load-waived basis pursuant to an Addendum to your American Funds Selling Group Agreement, that Addendum is terminated as to any new accounts effective March 15, 2001.  However, you may continue to offer Class A shares of the Funds on a load-waived basis to accounts existing on March 15, 2001.

2.	Compensation for Sales of Fund Shares
In consideration of your making Shares of the Funds available through the Program, we will pay you compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Shares of Funds listed on Schedule A that are held in an account assigned to you.  The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

You agree that if you are assigned to an account holding Class F shares of the Funds that were converted from Class C shares of the Funds and those Class F shares are held outside of a Program, you will pass through a portion of the fee paid under this section to the financial adviser associated with the account.

3.	Compensation for Administrative Services
You may be eligible to receive compensation for providing certain administrative services in respect of Shares of the Funds if you meet the requirements of and enter into a Class F Share Administrative Services Agreement with Capital Research and Management Company.

4.	Order Processing
Any order by you for the purchase of Shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The Shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds.  If payment for the Shares purchased is not received within three days after the date of confirmation the sale may be cancelled, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds.  In such event, we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

You shall place orders for the purchase and redemption of Shares as described in the Class F Shares Administrative Services Agreement with Capital Research and Management Company.

5.	Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your clients and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of Shares.  You shall not purchase Shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6.	Processing Redemption Requests
You shall not purchase any Share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ Shares.

7.	Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses, with any supplements currently in effect, and copies of current shareholder reports of the Funds, and sales materials issued by us from time-to-time.  In the purchase of Shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

8.	Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of Shares made in offering Prospectuses of the Funds, and to the applicable Rules of the NASD, which shall control and override any provision to the contrary in this Agreement.

9.	Relationship of Parties
You shall make available Shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having an Agreement with us.

10.	State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their Shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their Shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund Shares.

11.	Representations
You represent that you are (a)(i) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, (ii) a member of the NASD, and (iii) not currently under an order suspending or terminating your membership with the NASD, or (b) an entity that is affiliated with an NASD-registered broker-dealer firm. You agree to notify us immediately if any of the foregoing representations is no longer true. (The provisions of this section do not apply to a broker or dealer located in a foreign country and doing business outside the jurisdiction of the United States.)

12.	Termination
Either of us may cancel this Agreement at any time by written notice to the other.

13.	Notices
All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
Accepted:
AMERICAN FUNDS DISTRIBUTORS, INC.
By:
Firm

By:	By:
Officer or Partner	Kevin G. Clifford
President

Address:

Date:

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

July 2008

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce a new share class to complement our Class F shares.  Class F-2 shares will be available for sale to the public beginning August 1, 2008.  The purpose of this notice is to amend your Class F Share Participation Agreement (the “Agreement”) with American Funds Distributors Inc. to incorporate this new share class.

As compared to the current Class F shares, Class F-2 shares will not carry a 12b-1 fee; however, they will carry an administrative services fee payable pursuant to a separate agreement with Capital Research and Management Company.  In connection with the offering of this new share class, Class F shares will be renamed Class F-1 shares.

Therefore, in consideration of the foregoing, the Agreement is amended as follows effective August 1, 2008:

1.	All references to "Class F shares" or "Shares" shall refer to both Class F-1 shares and Class F-2 shares, unless otherwise provided.

2.           Section 2 Paragraph 1 is amended as follows:

In consideration of your making Class F-1 shares of the Funds available through the Program, we will pay you compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of Funds listed on Schedule A that are held in an account assigned to you.  The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  No compensation shall be paid under this Agreement on Class F-2 shares of the Funds.

*         *          *          *          *

This agreement remains unchanged in all other respects.  Any order for Fund shares received by us following this notice shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford

Bank/Trust Company Participation Agreement

For Class F Shares

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of Class F shares (Shares) of the Funds.  You have represented that you maintain fee-based program(s) (Program) under which you and your clients (Clients) may purchase shares of participating open-end investment companies at net asset value and you charge those Clients an asset-based fee or other fees tied to the value of their holdings.  You have indicated that you wish to act as agent for your customers in connection with the purchase and redemption of Shares of the Funds as are qualified for sale in your state for purchase by Clients through the Program(s), subject to the terms set forth below and in the Fund Prospectuses.

1.      Authorization
a.
You may offer to non-retirement plan Clients that are participating in the Program Class F shares of the Funds only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses.  The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.  In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers.  We shall execute transactions for each of your customers only upon your authorization.  If you will be making the Funds available to retirement plan Clients, you may not use the Class F shares, but rather only the Class R shares may be used.  The terms of your American Funds Bank/Trust Company Selling Group Agreement will control that arrangement.

b.
If your firm is providing trading and custodial services to other banks and the Client purchasing Shares is a client of another bank, you may not facilitate those transactions unless you (i) disclose the identity of the underlying bank representing that client, and (ii) have verified with us that the introducing bank has executed an agreement with us.  You shall also disclose the identity of any introducing intermediary (for example, broker, consultant, or registered investment adviser) involved in any transaction that you facilitate.  The required disclosures shall be made in such format as we mutually agree.

2.   Compensation for Sales of Fund Shares
In consideration of your making Shares of the Funds available through the Program, we will pay you compensation from the Funds’ 12b-1 Plans on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Shares of Funds listed on Schedule A that are held in an account assigned to you.  The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  You represent that you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations.

3.  Compensation for Administrative Services
You may be eligible to receive compensation for providing certain administrative services in respect of Shares of the Funds if you meet the requirements of and enter into a Class F Share Administrative Services Agreement with Capital Research and Management Company.

4.   Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedure relating to the handling of orders shall be subject to the rules of the National Securities Clearing Corporation (NSCC) and any instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system).  If payment for the shares purchased is not received within the time limits set forth by the NSCC, the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

5.   Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6.   Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

7.    Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

8.   Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

9.      Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.  Notwithstanding any contrary provision in this Agreement, you shall comply with the terms of the Prospectuses of the Funds.

10.  Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

11. State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

12.  Representations
You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the National Association of Securities Dealers, Inc. (NASD), and your membership with the NASD is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; and (2) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares.  You agree to notify us immediately in writing if this representation ceases to be true.  You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers.  We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal and state-chartered and supervised financial institutions and their affiliated organizations.  Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws and regulations relating to securities purchases hereunder.

13. Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations.  This provision shall survive the termination of this Agreement.

14. Termination
Either of us may cancel this Agreement at any time by written notice to the other.

15.  Notices
All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

*           *           *           *           *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

By  ____________________
Kevin G. Clifford
President

Accepted

________________________
Firm

By  ____________________
Officer or Partner

Address:

_______________________

_______________________

Date:

_______________________
   American Funds

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

July 2008

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce a new share class to complement our Class F shares.  Class F-2 shares will be available for sale to the public beginning August 1, 2008.  The purpose of this notice is to amend your Bank/Trust Company Participation Agreement for Class F Shares (the “Agreement”) with American Funds Distributors Inc. to incorporate this new share class.

As compared to the current Class F shares, Class F-2 shares will not carry a 12b-1 fee; however, they will carry an administrative services fee payable pursuant to a separate agreement with Capital Research and Management Company.  In connection with the offering of this new share class, Class F shares will be renamed Class F-1 shares.

Therefore, in consideration of the foregoing, the Agreement is amended as follows effective August 1, 2008:

1.	All references to "Class F shares" or "Shares" shall refer to both Class F-1 shares and Class F-2 shares, unless otherwise provided.

2.           Section 2 is amended as follows:

In consideration of your making Class F-1 shares of the Funds available through the Program, we will pay you compensation from the Funds’ 12b-1 Plans on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of Funds listed on Schedule A that are held in an account assigned to you.  The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  You represent that you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations.  No compensation shall be paid under this Agreement on Class F-2 shares of the Funds.

*         *          *          *          *

This agreement remains unchanged in all other respects.  Any order for Fund shares received by us following this notice shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford